UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 10, 2010

STAAR Surgical Company
(Exact name of registrant as specified in its charter)

Delaware	0-11634	95-3797439
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1911 Walker Ave, Monrovia, California		91016
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:           626-303-7902

                                    Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

In connection with the annual conference of the American Society of Cataract and Refractive Surgery, being held in Boston, Massachusetts, the President and Chief Executive Officer of STAAR Surgical Company ("STAAR"), Barry Caldwell, conducted a breakfast meeting with investors and potential investors in STAAR on April 10, 2010.  A copy of a slide presentation (the "Slide Presentation") used by Mr. Caldwell in these discussions, which includes selected preliminary financial information for the quarter ended April 2, 2010, is attached to this Report as Exhibit 99.1 and is incorporated herein by this reference.

On April 12, 2010, STAAR published a press release (the "Press Release") that includes selected preliminary financial information for the quarter ended April 2, 2010, a copy of which is attached to this Report as Exhibit 99.1 and is incorporated herein by this reference.

Item 7.01 Regulation FD Disclosure.

The information contained in the Slide Presentation and the Press Release is also being furnished in this Report pursuant to Regulation FD.

Safe Harbor

The financial information furnished in this Report for the quarter ended April 2, 2010 is preliminary and remains subject to review by STAAR’s independent registered public accountants. Final financial information for the quarter, which STAAR will report in its Quarterly Report on Form 10-Q, may differ.

All statements in this Report that are not statements of historical fact are forward-looking statements, including statements about any of the following: STAAR’s possible achievement of profitability, projections of earnings; revenue; sales; cash or any other financial items; the plans, strategies, and objectives of management for future operations or prospects for achieving such plans; prospects for any product approval, including approval of the Visian Toric ICL in the U.S.; the outcome of plans to develop accommodating lenses or other products; the financial effect of the Domilens divestiture; statements of belief; and any statements of assumptions underlying any of the foregoing.

These statements are based on expectations and assumptions as of the date of this Report and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. The risks and uncertainties include the following: our history of losses, the negative effect of the global recession on sales of products, especially products such as the ICL used in non-reimbursed elective procedures; the challenge of managing our foreign subsidiaries; the risk that sales of our newly introduced products may not restore profitability to our U.S. IOL product line; the risk that clinical research into the accommodating power of the nanoFLEX lens may not confirm early results and we may be unable to add a new claim to our labeling, the discretion of the FDA and other regulators in approving new products and the risk that they will not approve our new products, our ability to overcome negative publicity resulting from warning letters and other correspondence from the FDA Office of Compliance and to demonstrate to the agency that its past concerns have been resolved; the willingness of surgeons and patients to adopt a new product and procedure; and the potential effect of recent negative publicity about LASIK on the demand for refractive surgery in general in the U.S. STAAR assumes no obligation to update its forward-looking statements to reflect future events or actual outcomes and does not intend to do so.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 12, 2010	STAAR Surgical Company

	By:	/s/ Barry Caldwell
Barry Caldwell
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Slide Presentation dated April 10, 2010.
99.2	Press release dated April 12, 2010.